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AETNA           Supplement to Application                                       Aetna Life Insurance and Annuity Company
                for Variable Life Insurance                                     151 Farmington Avenue
                                                                                Hartford, CT  06156-1961
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 Proposed       1a. Name of Insured (First, Middle, Last)
 Insured(s)

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                1b. Name of Insured (First, Middle, Last)


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 Premium        2. (Indicate whole percentages. Percentages must equal 100%.)
 Payment
 Allocation     Global/International Growth                                     Growth & Income (Stocks & Bonds)
                ______ % Janus Aspen Worldwide Growth Portfolio                 ______ % Aetna Balanced VP, Inc.
                ______ % Oppenheimer Global Securities Fund                     ______ % Janus Aspen Balanced Portfolio
                ______ % PPI Scudder International Growth Portfolio
                                                                                Asset Allocation
                Aggressive Growth                                               ______ % Aetna Ascent VP
                ______ % Janus Aspen Aggressive Growth Portfolio                ______ % Aetna Crossroads VP
                ______ % PPI MFS Emerging Equities Portfolio                    ______ % Aetna Legacy VP

                Growth                                                          Income
                ______ % Fidelity VIP II Contrafund Portfolio                   ______ % Aetna Bond VP
                ______ % Janus Aspen Growth Portfolio                           ______ % Oppenheimer Strategic Bond Fund
                ______ % PPI MFS Research Growth Portfolio
                ______ % PPI MFS Value Equity Portfolio                         Stability of Principal
                ______ % PPI T. Rowe Price Growth Equity Portfolio              ______ % Aetna Fixed Account
                                                                                ______ % Aetna Money Market VP
                Growth & Income (Stocks)
                ______ % Aetna Growth and Income VP
                ______ % Aetna Index Plus Large Cap VP
                ______ % Fidelity VIP Equity Income Portfolio

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 Owner's        The rules of the National Association of Securities Dealers, Inc. require that the Sales Representative have
 Suitability    reasonable grounds to believe that the sale is suitable for the Owner, based on information provided by the Owner as shown on this form and on information known by the Sales Representative.

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                3. Owner's Taxpayer Identification Number

                   [ ] Individual   ___  ___  ___  /  ___  ___  /  ___  ___  ___  ___

                   [ ] Partnership    [ ] Corporation    [ ] Trustee    [ ] Other ___  ___  /  ___  ___  ___  ___  ___  ___  ___

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                4. Age


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                5. Citizenship


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                6. Marital Status


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                7. Number of Dependents


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                8. Occupation


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                9. Employer's Name & Address

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               10. Investment Objectives (Check all applicable objectives.)

                   [ ] Capital Preservation                                     [ ] Growth

                   [ ] Tax Advantage/Deferral                                   [ ] Aggressive Growth

                   [ ]  Current Income                                          [ ] Other (please specify)  _______________________

                   [ ]  Growth and Income

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 Owner's       11. Insurance Objectives (Check all applicable objectives.)
 Suitability
 (Cont'd.)         [ ] Estate Creation

                   [ ] Estate Conservation

                   [ ] Other (please specify) _____________________________________________________________________________________

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               12. Investment Knowledge

                   [ ] Limited    [ ] Good    [ ] Extensive

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               13. Risk Tolerance

                   [ ] None    [ ] Low    [ ] Medium    [ ] High

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               14. Is the coverage in accord with the Owner's insurance objectives and anticipated financial needs?

                   [ ] Yes    [ ] No

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               15. Total Income of Owner's Immediate Family

                   [ ] $250,000 +     [ ] $100,000 - $249,999     [ ] $50,000 - $99,999     [ ] $25,000 - $49,999
                   [ ] Under $25,000

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               16. Estimated Net Worth of Owner's Immediate Family

                   [ ] $1,000,000 +  [ ] $500,000 - $1,000,000  [ ] $250,000 - $500,000  [ ] $100,000 - $250,000
                   [ ] Under $100,000

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               17. Federal Tax Bracket

                   [ ] 15%    [ ] 28%    [ ] Other (please specify) _______________________________________________________________

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               18. Is the Owner associated with a National Association of Securities Dealers, Inc. firm?

                   [ ] Yes    [ ] No

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 Signatures    19. If jointly, or business owned, please provide the name(s) and signature(s) of the person(s) authorized to exercise ownership rights:

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                   I understand that:

                   THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY UNDER SPECIFIED CONDITIONS.

                   VALUES NOT IN THE FIXED ACCOUNT MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE
                   ACCOUNT.

                   THE AMOUNT OF THE MATURITY BENEFIT IS NOT GUARANTEED BUT IS DEPENDENT UPON THE THEN SURRENDER VALUE.

                   ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, ACCOUNT VALUES, AND SURRENDER VALUES ARE AVAILABLE
                   UPON REQUEST.

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                   I hereby acknowledge receipt of the Prospectus dated
                   prospectuses dated currently for all applicable prospectus(es) pertaining to the Separate Account and all of the variable options.

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                   Signed at (City, State)                                                   On (mm/dd/yy)


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                   By (Signature of Owner)                                      By (Signature of Owner)


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                   Based on information obtained from the Owner, I believe the investment is suitable for the Owner's objectives.
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                   Signature of Registered Representative                                    On (mm/dd/yy)

                                                                                                                    70268-97 (5/98)
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